UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2023

Penske Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road,
Bloomfield Hills, Michigan		48302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		248-648-2500

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	PAG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 20, 2023, Penske Automotive Group, Inc. (the “Company”) furnished a Current Report on Form 8-K stating that Pendragon PLC (“Pendragon”) issued an announcement confirming that PAG International Ltd. (“PAG International”), a wholly owned subsidiary of the Company, together with Hedin Mobility Group AB, a leading European mobility provider (“Hedin Mobility Group”), had submitted a non-binding proposal to jointly acquire the entire issued and to be issued share capital of Pendragon not already owned by Hedin Mobility Group.

On October 4, 2023, PAG International and Hedin Mobility Group issued an announcement (the “Announcement”) pursuant to Rule 2.8 of the U.K. City Code on Takeovers and Mergers (the “Code”) disclosing, among other things, that PAG International and Hedin Mobility Group do not intend to make an offer for Pendragon. A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the federal securities laws, including forward-looking statements regarding the future plans of the Company and its subsidiaries. All forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, the Company. These risks and uncertainties include but are not limited to: the possibility that PAG International will make or participate in a future offer for Pendragon in accordance with the Code, including in the event of a material change of circumstances (as determined by the U.K. Takeover Panel on Takeovers and Mergers), as well as the other risks and uncertainties noted in the Company’s Form 10-K for the year ended December 31, 2022, its Form 10-Q for the quarterly period ended March 31, 2023, its Form 10-Q for the quarterly period ended June 30, 2023, and its other filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Rule 2.8 Announcement.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

October 4, 2023	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President